                                                                   EXHIBIT 21.1


                     SUBSIDIARIES OF SOUTHERN ENERGY, INC.


The voting stock of each company shown indented is owned by the company immediately above which is not indented to the same degree.


          Name of Company                                                                            Jurisdiction of Organization
          ---------------                                                                            ----------------------------
Southern Energy, Inc...............................................................................................Delaware
     Southern Energy Resources, Inc................................................................................Delaware
       SEI Operadora de Argentina, S.A............................................................................Argentina
       (99.99% - Southern Energy Resources, Inc.; .01% - Holdings)
       Southern Electric International Asia, Inc...................................................................Delaware
       Southern Electric International, GmbH........................................................................Austria
     Asociados de Electricidad, S.A...............................................................................Argentina
     Southern Electric International, Inc..........................................................................Delaware
     Southern Electric, Inc........................................................................................Delaware
     Southern Energy North America, Inc............................................................................Delaware
       SEI Michigan Holdings, Inc..................................................................................Delaware
         SEI Michigan, LLC.........................................................................................Delaware
       Southern Energy North America Generating, Inc...............................................................Delaware
         SEI State Line, Inc.  ....................................................................................Delaware
           State Line Holding Corporation..........................................................................Delaware
              State Line Energy, L.L.C..............................................................................Indiana
              (60% - SEI State Line, Inc.; 40% - State Line Holding Corporation)
         Southern Energy New York, G.P., Inc.......................................................................Delaware
         Southern Energy Hudson Valley Investments, Ltd............................................................Delaware
           Southern Energy Bowline, L.L.C..........................................................................Delaware
           (99% - Southern Energy Hudson Valley Investments, Inc.;
           1% - Southern Energy New York, G.P., Inc.)
           Southern Energy Lovett, L.L.C...........................................................................Delaware
           (99% - Southern Energy Hudson Valley Investments, Inc.;
           1% - Southern Energy New York, G.P., Inc.)
           Southern Energy NY-Gen, L.L.C...........................................................................Delaware
           (99% - Southern Energy Hudson Valley Investments, Inc.;
           1% - Southern Energy New York, G.P., Inc.)
         Southern Energy Bay Area Investments, Inc.................................................................Delaware
         Southern Energy Golden State Holding Inc..................................................................Delaware
           Southern Energy California, L.L.C.......................................................................Delaware
           (50% - Southern Energy Bay Area Investments; 50% -
           Southern Energy Golden State Holdings, Inc.)
              Southern Energy Delta, L.L.C.........................................................................Delaware
              Southern Energy Potrero, L.L.C.......................................................................Delaware
         Southern Energy New England Investments, Inc..............................................................Delaware
         Southern Energy New England (G.P.), Inc...................................................................Delaware
           Southern Energy Canal, L.L.C............................................................................Delaware

           (99% - Southern Energy New England Investments, Inc.; 1% -
           Southern Energy New England (G.P.), Inc.)
           Southern Energy Kendall, L.L.C..........................................................................Delaware
           (99% - Southern Energy New England Investments, Inc.; 1% -
           Southern Energy New England (G.P.), Inc.)
           Southern Energy Canal III, L.L.C........................................................................Delaware
           (99% - Southern Energy New England Investments, Inc.; 1% -
           Southern Energy New England (G.P.), Inc.)
         SEI Wisconsin Holdings, Inc...............................................................................Delaware
           SEI Wisconsin, L.L.C....................................................................................Delaware
         Southern Energy Texas (G.P.), Inc.........................................................................Delaware
         Southern Energy Southwest Investments, Inc................................................................Delaware
           Southern Energy Central Texas, L.P......................................................................Delaware
           (99% - Southern Energy Southwest Investments, Inc.; 1% Southern
           Energy Texas  (G.P.), Inc.)
           SEI Texas, L.P..........................................................................................Delaware
           (99% - Southern Energy Southwest Investments, Inc.;
           1% SouthernEnergy Texas  (G.P.), Inc.)
       Mobile Development Company..................................................................................Delaware
       Southern Energy Ventures, Inc...............................................................................Delaware
         Southern Energy Trading and Marketing, Inc................................................................Delaware
           SC Energy Ventures, Inc..................................................................................Georgia
              Southern Company Energy Marketing L.P................................................................Delaware
              (59.4% - SC Energy Ventures, Inc.; 39.6% - Domestic Corporation;
              1% - Southern Company Energy Marketing G.P., L.L.C.)
                Southern Company Retail Energy Marketing L.P.......................................................Delaware
                (99% - Southern Company Energy Marketing L.P.;  1% -
                Southern Company Energy Marketing G.P., L.L.C.)
              Southern Producer Services, LLP......................................................................Delaware
              (99% - SC Energy Ventures, Inc.; 1% - SC Ashwood Holdings, Inc.)
           Southern Energy Retail Trading and Marketing, Inc.......................................................Delaware
         SC Ashwood Holdings, Inc...................................................................................Georgia
           Southern Company Energy Marketing G.P., L.L.C...........................................................Delaware
           (60% - SC Ashwood Holdings, Inc.; 40% - Domestic Corporation)
       SEI Birchwood, Inc..........................................................................................Delaware
         Birchwood Power Partners, LP..............................................................................Delaware
         (50% - SEI Birchwood, Inc.; 50% - Domestic Corporation)
         Greenhost, Inc............................................................................................Delaware
         (50% - SEI Birchwood, Inc.; 50% - Domestic Corporation)
       SEI Hawaiian Cogenerators, Inc..............................................................................Delaware
       Southern Energy-Cajun, Inc..................................................................................Delaware
       SEI New England Holding Corp................................................................................Delaware
       SEI New England, Inc........................................................................................Delaware
         Southern Energy New England, L.L.C........................................................................Delaware
         (50% - SEI New England Holding Corp; 50% - SEI New England Inc.)
       Southern Energy Wichita Falls Management G.P., Inc..........................................................Delaware
       Southern Energy Wichita Falls Investment, Inc...............................................................Delaware
         Southern Energy Wichita Falls, L.P........................................................................Delaware
         (99% - Southern Energy Wichita Falls Investment, Inc.; 1% -
         Southern Energy Wichita Falls Management G.P., Inc.)
     Southern Energy International, Inc............................................................................Delaware

       Southern Energy do Brazil Ltda................................................................................Brazil
       (99.99% - Southern Energy International, Inc.; .1% -
       Southern Energy Resources, Inc.)
       Southern Energy - Asia, Inc.................................................................................Delaware
         Southern Energy Asia Ventures, Inc........................................................................Delaware
         Southern Energy Asia-Pacific Limited.......................................................................Bermuda
         (90.0% - Southern Energy - Asia, Inc.; 10%
         Southern Energy Asia Ventures, Inc.) (NOTE 1)
           CEPA Pagbilao Limited..................................................................................Hong Kong
              Southern Energy Holdings Philippines, Inc.........................................................Philippines
              (71.94% - CEPA Pagbilao Limited; 18.08% - CEPA Mobile
              Power Systems (BVI) Corporation; 9.98% - Navotas II
              Holdings (BVI) Corp.; 0.000022% - CEPA Navotas I Limited)
                Southern Energy Quezon, Inc.....................................................................Philippines
                (87.22% - Southern Energy Holdings Philippines, Inc;
                12.78% Third parties)
                Southern Energy Mobile, Inc.....................................................................Philippines
                  CEPA Services Corp............................................................................Philippines
                Southern Energy Navotas II Power, Inc...........................................................Philippines
           Southern Energy China, Ltd................................................................British Virgin Islands
           CEPA Navotas I Limited.................................................................................Hong Kong
              Southern Energy Project Holdings Philippines, Inc.................................................Philippines
              Southern Energy Navotas, Inc......................................................................Philippines
              (60.1%- CEPA Navotas I Limited; 29.9% Southern Energy
              Holdings Philippines, Inc.; 10% -Third party)
           Navotas II Holdings (BVI) Corp............................................................British Virgin Islands
           CEPA Mobile Power Systems (BVI) Corporation...............................................British Virgin Islands
           CEPA Guangxi Energy Limited............................................................................Hong Kong
           CEPA Eastern Power Plant Limited..........................................................British Virgin Islands
           CEPA Construction (Hong Kong) Limited..................................................................Hong Kong
              Sual Construction Corporation.....................................................................Philippines
              Southern Energy Resources and Development Corporation.............................................Philippines
              (40% - CEPA Construction (Hong Kong) Limited; 60% -
              Edgardo Bautista)
           CEPA International Finance Corporation....................................................British Virgin Islands
              Stenus Limited.........................................................................................Jersey
              Mainbright Holdings Limited............................................................British Virgin Islands
              CEPA Financial Services, Limited.......................................................British Virgin Islands
              Southern Energy (Shajiao C) Limited.................................................................Hong Kong
              (79.99% - CEPA International Finance Corporation; 0.01% -
              Stenus Limited; 20% - Third parties)
                Guangdong Guanghope Power Co., Ltd................................................Peoples Republic of China
                (40% - Southern Energy (Shajiao C) Limited;
                60% - Third party)
           CEPA Pangasinan Electric Limited..........................................................British Virgin Islands
              Southern Energy Pangasinan, Inc...................................................................Philippines
              (91.91% - CEPA Pangasinan Electric Limited; 8.09% - Third parties)
              Southern Energy Sual Holdings, Inc................................................................Philippines
           CEPA Pakistan (BVI) Limited...............................................................British Virgin Islands
              CEPA Energy Pakistan Limited (in liquidation)........................................................Pakistan
           CEPA Nominee (BVI) Limited................................................................British Virgin Islands
           Tranquil Star Corporation.................................................................British Virgin Islands
              CEPA Thailand (BVI) Limited............................................................British Virgin Islands
           Half Crown Holdings Limited...............................................................British Virgin Islands
              CEPA Project Holding (Mauritius) Limited............................................................Mauritius

           CEPA India (BVI) Limited..................................................................British Virgin Islands
              CEPA Investment (Mauritius) Limited.................................................................Mauritius
           CEPA Operations, (Hong Kong) Limited...................................................................Hong Kong
              CEPA Operations (Philippines) Corp................................................................Philippines
           CEPA Project Management and Engineering (BVI) Limited.....................................British Virgin Islands
           CEPA Fuels Limited........................................................................British Virgin Islands
              Marsford Investments Pte Ltd........................................................................Singapore
              Allied Queensland Coalfields Pty Ltd.)..............................................................Australia
              (95.17% - CEPA Fuels Limited; 4.83% - Marsford Investments Pte Ltd.)
                Aberdare Collieries Pty Ltd.......................................................................Australia
                  New Whitwood Collieries Pty Ltd.................................................................Australia
                  Riverview Coal Terminal Pty Ltd.................................................................Australia
                  AQC (Kogan Creek) Pty Ltd.......................................................................Australia
                  AQC (Wilkie Creek) Pty Ltd......................................................................Australia
                Baralaba Coal Pty Ltd.............................................................................Australia
                Lemon Grove Investments Pty Ltd...................................................................Australia
                Tiaro Coal Pty Ltd................................................................................Australia
           CEPA Australia (BVI) Limited...........................................................................Australia
              CEPA Holding Australia Pty Ltd......................................................................Australia
                CEPA (Kogan Creek) Holding Pty Ltd................................................................Australia
                  CEPA (Kogan Creek) Leasing I Pty Ltd............................................................Australia
                  CEPA (Kogan Creek) Leasing II Pty Ltd...........................................................Australia
                  CEPA (Kogan Creek) Leasing III Pty Ltd..........................................................Australia
                  CEPA (Kogan Creek) Leasing IV Pty Ltd...........................................................Australia
       Southern Electric International - Netherlands, BV........................................................Netherlands
       Southern Electric International Finance, Inc................................................................Delaware
       Southern Energy Europe, Inc.................................................................................Delaware
         Southern Energy UK Generation Limited..............................................................England & Wales
         Southern Energy Development - Europe Limited.......................................................England & Wales
         Southern Energy Development Hungaria, L.L.C................................................................Hungary
         The Southern Company - Europe, plc.................................................................England & Wales
         (99% - Southern Energy Europe, Inc., 1% - Southern Energy Inc.)
         Southern Energy Netherlands, Ltd..........................................................................Delaware
              Southern Energy Netherlands, B.V..................................................................Netherlands
              (50% - Southern Energy Netherlands, Ltd.; 50% - Southern
              Energy Europe Investments Ltd.)
                Southern Energy - Europe B.V....................................................................Netherlands
                (45% - Southern Energy Netherlands, B.V.; 55% SEI Worldwide Holdings (Germany) GmbH
                   Southern Energy - Italia S.r.l. ...................................................................Italy
                    (95% Southern Energy - Europe B.V.; 5% SEI Worldwide Holdings (Germany) GmbH
                   Southern Energy - Italia B.V. .............................................................  Netherlands
                   Southern Energy Helvetica GmbH...............................................................Switzerland
           Southern Energy Netherlands Management Company, Inc.....................................................Delaware
         Southern Electric International - Europe, Inc.............................................................Delaware
           Southern Energy Europe Investments, Ltd.................................................................Delaware
           SEI Beteilligungs, GmbH..................................................................................Germany

              P.T. Tarahan Power Company..........................................................................Indonesia
              (55% - SEI Beteilligungs, GmbH; 2.5% - Domestic Corporation;
              42.5% - Foreign Company)
           Southern Energy Europe Investments, Ltd.................................................................Delaware
              SEI Europe UK Limited.........................................................................England & Wales
              (50% - Southern Energy Europe Investments, Ltd.; 50%-
              Southern Electric International - Europe, Inc.)
                WPD Holdings UK.............................................................................England & Wales
                (49% - SEI Europe UK Limited; 51% - Domestic Corporation)
                  WPD Holdings Limited......................................................................England & Wales
                    SI UK Investments.......................................................................England & Wales
                      Luxembourg Energy Capital Management S.a.r.l...............................................Luxembourg
                      (93.9% SI UK Investments; 6.1% Southern Electric International Finance Inc.)
                    Southern Investment UK plc..............................................................England & Wales
                      Western Power Distribution Telecoms Limited ..........................................England & Wales
                      South Western Electricity plc (NOTE 1)................................................England & Wales
                         SWEB Investments Limited...........................................................England & Wales
                         South Western Helicopters Limited..................................................England & Wales
                         AZTEC Insurance Limited...................................................................Guernsey
                         WPD Insurance Limited.....................................................................Guernsey
                         WPD Investments Limited............................................................England & Wales
                           Croeso Systems Development Limited...............................................England & Wales
                           (50% - WPD Investments Limited)
                           ebusiness South West Limited.....................................................England & Wales
                           (90% - WPD Investments Limited)
                         WPD Property Investments Limited...................................................England & Wales
                         WPD Property Developments Limited..................................................England & Wales
                           Temple Back Developments Limited.................................................England & Wales
                           (49.0% - WPD Property Developments Limited)
                             Weston-Super-Mare Developments Limited.........................................England & Wales
                         Western Power Generation Limited...................................................England & Wales
                           Western Power Investments Limited................................................England & Wales
                             Teeside Power Limited..........................................................England & Wales
                             (7.7% -  Western Power Investments Limited)
                             Wind Electric Limited..........................................................England & Wales
                             (11.7% - Western Power Investments Limited)
                             WindResources Limited..........................................................England & Wales
                             (45% - Western Power Investments Limited)
                               Carland Cross Limited........................................................England & Wales
                               Coal Clough Limited..........................................................England & Wales
                         Meter Reading Services Limited.....................................................England & Wales
                         Non-Fossil Purchasing Agency Limited...............................................England & Wales
                         ElectraLink Limited................................................................England & Wales
                         (6.19% - South Western Electricity plc)
                         Western Energy Limited.............................................................England & Wales
                         WPD Helicopter Unit Ltd............................................................England & Wales
                         Western Power Training Limited.....................................................England & Wales

                         WPD Energy Limited.................................................................England & Wales
                         REC Collect Limited................................................................England & Wales
                         (25% - South Western Electricity plc)
                         WPD Electricity Share Scheme Trustees Limited......................................England & Wales
                         Electricity Pensions Trustee Limited...............................................England & Wales
                         (5%  - South Western Electricity plc)
                         St. Clements Services Limited......................................................England & Wales
                         (9.1% - South Western Electricity plc)
                         Electricity Pensions Limited.......................................................England & Wales
                         (Limited by Guarantee - South Western Electricity plc)
                         ESN Holdings Limited...............................................................England & Wales
                         (4.5% - South Western Electricity plc)
                         Electricity Association Limited....................................................England & Wales
                         (5.9% - South Western Electricity plc)
                         Northmere Limited..................................................................England & Wales
                         (Limited by Guarantee - South Western Electricity plc)
                         WPD Limited........................................................................England & Wales
                         @ebusiness Limited.................................................................England & Wales
                         Western Power Networks Limited.....................................................England & Wales
                         WPD Pension Trustee Limited........................................................England & Wales
                         Surf Telecom Limited...............................................................England & Wales
                         (8.33% - South Western Electricity plc)
                         WPD Telecoms Limited...............................................................England & Wales
       SEI Brazil Holdings, Inc....................................................................................Delaware
       SEI South America, Inc......................................................................................Delaware
       Southern Energy Caribe, Ltd.................................................................................Delaware
         Southern Energy Caribbean, Ltd......................................................................Virgin Islands
           Southern Energy Virgin Islands, L.L.C.............................................................Virgin Islands
       Southern Energy - HoldCo2, Inc...............................................................................Delaware
         SEI Chile, SA................................................................................................Chile
         (99.99% - Southern Energy - HoldCo2, Inc., .001% - Southern Energy, Inc.)
           Energia del Pacifico Limitada..........................................................................Argentina
           (99.9% - SEI Chile, SA, .1% - Southern Energy International, Inc.)
              Gasoducto Nor Andino Argentina, S.A.....................................................................Chile
              (33.33% - Energia del Limitada,; 66.67% - Tractebel)
                Gasoducto Nor Andino  S.A.............................................................................Chile
                (33.33% - Energia del Limitada; 66.67% - Tractebel)
           Empressa Electrica del Norte Grande, SA....................................................................Chile
           (82.34034% - SEI Chile, SA; 8.81% - Foreign Government;
           8.850% - Natural Persons)
              Sitranor S.A............................................................................................Chile
              (60% - Empressa Electrica del Norte Grande, SA; 20% - CODELCO;
              20% ELECTROANDINA)
         Southern Electric Bahamas Holdings, Limited................................................................Bahamas
           Southern Electric Bahamas, Ltd ..........................................................................Bahamas
              ICD Utilities Limited.................................................................................Bahamas
              (25% - Southern Electric Bahamas, Ltd; 75% - Foreign Company)
              Freeport Power Company Limited........................................................................Bahamas
              (50% - Southern Electric Bahamas, Ltd; 50% - ICDU Utilities Limited)

       Cayman Energy Traders.................................................................................Cayman Islands
       (27.59% - Southern Energy International, Inc.; 72.41% -
       Domestic Corporation)
         Southern Electric do Brasil Participacoes, Limitada.........................................................Brazil
         (90.6% - Cayman Energy Traders; 9.4% - Foreign Pension Fund)
           Companhia Energetica de Minas Gerais (CEMIG)..............................................................Brazil
           (14.41% - Southern Electric do Brasil Participacoes, Limitada; 24.3% - Foreign
           Government; 20.99% - General Public; 40.30% - Foreign Companies)
       Southern Energy E Associados Particpacoes, S.A................................................................Brazil
       SEI Germany - BEWAG, Inc....................................................................................Delaware
       SEI Worldwide Holdings, Inc.................................................................................Delaware
         SEI Worldwide Holdings (Germany) GmbH......................................................................Germany
         (50% - SEI Germany - BEWAG, Inc.; 50% - SEI Worldwide Holdings, Inc.)
           Southern Energy Holding Beteiligungsgesellschaft GmbH....................................................Germany
              BEWAG, AG.............................................................................................Germany
              (26% - Southern Energy Holding Beteiligungsgesellschaft GmbH,
              74% Other Foreign Persons)
           Southern Energy Development-Europa GmbH..................................................................Germany
           SEI y Asociados de Argentina, S.A......................................................................Argentina
           (45.79% - SEI Worldwide Holdings GmbH; 7.14%- Asociados de
           Electricidad, S.A.; 40.52% - Holdings: 5.55% - Foreign Corporation;
           1% - Domestic Company)
              Hidroelectrica Alicura, S.A.........................................................................Argentina
              (59% - SEI y Asociados de Argentina, S.A.; 41% - Foreign Government)
       Southern Electric International Trinidad, Inc...............................................................Delaware
         The Power Generation Company of Trinidad & Tobago Limited........................................Trinidad & Tobago
         (39% - Southern Electric International Trinidad, Inc.; 51% -
         Foreign Government; 10% - Domestic Corporation)
       SE China Investments........................................................................................Delaware
         Southern Energy Mauritius Limited........................................................................Mauritius
         SEMAR Limited............................................................................................Mauritius
         Southern Energy HoldCo Limited............................................................................Mauritius
     SE Finance Capital Corporation................................................................................Delaware
       Southern Energy Finance Company, Inc........................................................................Delaware
         EPZ Lease, Inc............................................................................................Delaware
           EPZ Lease, LLC..........................................................................................Delaware
           (99% EPZ Lease, Inc.; 1% Southern Energy Finance Company, Inc.)
              EPZ Lease Holding A, LLC.............................................................................Delaware
              (99% EPZ Lease, LLC; 1% EPZ Lease, Inc.)
                EPZ Lease Trust A..................................................................................Delaware
              EPZ Lease Holding B, LLC.............................................................................Delaware
              (99% EPZ Lease, LLC; 1% EPZ Lease, Inc.)
                EPZ Lease Trust B..................................................................................Delaware
              EPZ Lease Holding C, LLC.............................................................................Delaware
              (99% EPZ Lease, LLC; 1% EPZ Lease, Inc.)
                EPZ Lease Trust C..................................................................................Delaware
         Southern Energy Clairton, Inc.............................................................................Delaware
           Southern Energy Clairton, L.L.C.........................................................................Delaware
           (85% - Southern Energy Clairton, Inc.; 15% Southern Energy
           Clairton2, Inc.)
              Clairton 1314 B Partnership, L.P.....................................................................Delaware

              (27% - Southern Energy Clairton, L.L.C.; 73% -
              Domestic Corporations)
         Southern Energy Clairton2, Inc............................................................................Delaware
         Southern Energy Carbontronics, Inc........................................................................Delaware
           Southern Energy Carbontronics, L.L.C....................................................................Delaware
           (99% - Southern Energy Carbontronics,Inc.; 1% -
           Southern Energy Finance Company)
              Carbontronics Synfuels Investors, L.P................................................................Delaware
              (24.75% - Southern Energy Clairton, L.L.C.; 75.25% -
              Domestic Corporations)...............................................................................Delaware
         Dutch Gas Lease, Inc......................................................................................Delaware
           Dutch Gas Lease, L.L.C..................................................................................Delaware
              Dutch Gas Lease Holding A, L.L.C.....................................................................Delaware
                Dutch Gas Lease Trust A............................................................................Delaware
              Dutch Gas Lease Holding B, L.L.C.....................................................................Delaware
              (99% - Dutch Gas Lease, L.L.C; 1% - Dutch Gas Lease, Inc.)
                Dutch Gas Lease Trust B............................................................................Delaware
              Dutch Gas Lease Holding C, L.L.C.....................................................................Delaware
              (99% - Dutch Gas Lease, L.L.C; 1% - Dutch Gas Lease, Inc.)
                Dutch Gas Lease Trust C............................................................................Delaware
         Gamog Lease, Inc. Delaware................................................................................Delaware
           Gamog Lease Holding A, L.L.C............................................................................Delaware
              Gamog Lease Trust A..................................................................................Delaware
           Gamog Lease Holding B, LLC..............................................................................Delaware
              Gamog Lease Trust B..................................................................................Delaware
           Gamog Lease Holding C, LLC..............................................................................Delaware
              Gamog Lease Trust C..................................................................................Delaware
         Nuon Lease, Inc...........................................................................................Delaware
           Nuon Lease Holding D, L.L.C.............................................................................Delaware
              Nuon Lease Trust D...................................................................................Delaware
           Nuon Lease Holding E, L.L.C.............................................................................Delaware
              Nuon Lease Trust E...................................................................................Delaware
           Nuon Lease Holding F, L.L.C.............................................................................Delaware
              Nuon Lease Trust F...................................................................................Delaware
     Southern Company Capital Funding, Inc.........................................................................Delaware
       Southern Company Capital Trust I............................................................................Delaware
       Southern Company Capital Trust II...........................................................................Delaware
       Southern Company Capital Trust III..........................................................................Delaware
       Southern Company Capital Trust IV...........................................................................Delaware
       Southern Company Capital Trust V............................................................................Delaware
       Southern Company Capital Trust VI...........................................................................Delaware
       Southern Company Capital Trust VII..........................................................................Delaware
       Southern Company Capital Trust VIII.........................................................................Delaware
       Southern Company Capital Trust IX...........................................................................Delaware

Footnotes:

NOTE 1 - Certain of CEPA's holdings in the Philippines were reorganized through a series of agreements that were dated and executed on or before December 31, 1997. However, these agreements are awaiting the approval of certain governmental authorities in the Philippines and are not yet effective.